REVOLVING CREDIT NOTE

December ___, 2012

$6,000,000.00

Tarrytown, New York

FOR  VALUE  RECEIVED,  IGXGLOBAL,  CORP.,  a  corporation  organized  under  the  laws  of

the   State   of   Delaware   (“Borrower”),   promises   to   pay   to   the   order   of   KELTIC   FINANCIAL

PARTNERS  II,  LP,  a  Delaware  limited  partnership  (“Lender”),  at  580  White  Plains  Road,  Suite  610,

Tarrytown, New  York  10591  or at such  other place  as Lender may  from  time  to  time  in  writing  designate,

the  principal  sum  of  each  Advance  made  by  Lender  to  Borrower  under  that  certain  Loan  and  Security

Agreement  dated  on  or  about  the  date  hereof  between  Borrower  and  Lender  (together  with  all  Exhibits

and  Schedules  thereto,  as  the  same   may  be  subsequently  amended,  extended,  restated  or  otherwise

modified,  the  “Loan  Agreement”).     The  aggregate  unpaid  principal  balance  hereof  shall  not  exceed  at

any  time  the  sum  of  SIX  MILLION  AND  00/100  DOLLARS  ($6,000,000.00).   Unless  defined  herein,

capitalized terms shall have the meanings given such terms in the Loan Agreement.

The  entire  unpaid  principal  balance  of  this  Note,  all  accrued  and  unpaid  interest  thereon,  all  fees,

costs  and  expenses  payable  in  connection  with  the  Revolving  Credit,  and  all  other  sums  due  hereunder and  under  the  Loan  Documents  in  connection  with  the  Revolving  Credit,  shall  be  due  and  payable in  cash

IN FULL on the Revolving Credit Termination Date.

Borrower  shall  pay  interest  on  the  outstanding  principal  amount  of  this  Note  to  Lender  until  all

Obligations  with  respect  to  this  Note  and  the  Revolving  Credit  have  been  finally  and  indefeasibly  paid  to

Lender  in  cash  and  performed  in  full.   Interest  shall  accrue  daily  on  the  daily  unpaid  principal  amount  of this  Note,  and  Borrower  shall  pay  interest  to  Lender  monthly  in  arrears  commencing  on  the  first  Banking

Day  of  the  calendar  month  immediately  following  the  Effective  Date  and  on  the  first  Banking  Day  of

each  calendar  month  thereafter.   The  principal  balance  of  this  Note  shall  bear  interest  at  the  rate  set  forth in Section 3.1 of the Loan Agreement, unless otherwise provided for by the terms of the Loan Agreement.

All  repayments  or  prepayments  of  principal,  all  payments  of  interest  and  all  payments  of  fees,

costs  and  expenses  payable  in  connection  with  the  Revolving  Credit  shall  be  made  by  Borrower,  or

credited  to  the  account  of  Borrower  by  Lender,  pursuant  to  the  terms  of  the  Loan  Agreement.   Borrower

may  prepay  the  indebtedness  evidenced  by  this  Note  in  whole  pursuant  to,  and  subject  to,  the  applicable provisions of the Loan Agreement and Loan Documents.

This  is  the  “Revolving  Credit  Note”  referred  to  in  the  Loan  Agreement  and  is  entitled  to  the benefit  of  all  of  the  terms  and  conditions  and  the  security  of  all  of  the  security  interests  and  liens  granted by  Borrower  or  any  other  person  to  Lender  pursuant  to  the  Loan  Agreement,  all  collateral  security agreements  executed  and/or  delivered  by  Borrower,  and  all  of  the  other  Loan  Documents  including,

without  limitation,  supplemental  provisions  regarding  mandatory  and/or  optional  prepayment  rights  and premiums.

The   entire   unpaid   Obligations   and   Indebtedness   evidenced   by   this   Note   shall   become

immediately  due  and  payable,  without  further  notice  to  or  demand  of  Borrower  upon  the  happening  of

any  Event  of  Default.    After  an  Event  of  Default,  Lender  shall  have  all  of  the  rights  and  remedies available  to  Lender  as  set  forth  in  the  Loan  Documents,  including  but  not  limited  to  those  relating  to  the enforcement of this Note and the and collection of the Obligations owing in connection with this Note and the Revolving Credit.

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The  agreements,  covenants,  Indebtedness,  liabilities  and  Obligations  of  Borrower  set  forth  in  this

Note  shall  continue  to  be  effective,  or  be  reinstated,  as  the  case  may  be,  if  at  any  time  any  payment  in respect  of  the  Revolving  Credit  is  rescinded  or  must  otherwise  be  restored  or  returned  by  Lender  by reason  of  any  bankruptcy,  reorganization,  arrangement,  composition  or  similar  proceeding  or  as  a  result of  the  appointment  of  a  receiver,  intervenor  or  conservator  of,  or  trustee  or  similar  officer  for,  Borrower or  any  other  Person,  or  any  Property  of  Borrower  or  any  other  Person,  or  otherwise,  all  as  though  such payment had not been made.

Whenever  any  payment to  be  made  under  this  Note  shall be  stated  to  be  due  on  a  day  other  than  a

Banking  Day,  such  payment  shall  be  made  on  the  next  succeeding  Banking  Day  and  such  extension  of time shall be included in the computation of any interest then due and payable hereunder.

Borrower  and  all  other  parties  who,  at  any  time,  may  be  liable  hereon  in  any  capacity  waive

presentment,  demand  for  payment,  protest  and  notice  of  dishonor  of  this  Note.    This  Note  and  any

provision  hereof  may  not  be  waived,  modified,  amended  or  discharged  orally,  but  only  by  an  agreement in writing which is signed by the holder and the party or parties against whom enforcement of any waiver,

change, modification, amendment or discharge is sought.

This  Note  shall  be  governed  by  and  construed  in  accordance  with  the  internal  laws  of  the  State  of

New  York,  as  the  same  may  from  time  to  time  be  in  effect,  without  regard  to  principles  of  conflicts  of laws  thereof.  This  Note  shall  be  binding  upon  Borrower,  its  successors  and  assigns,  and  shall  inure  to  the

benefit  of  Lender,  its  successors  and  assigns.   Lender  shall  have  the  right,  without  the  necessity  of  any further  consent  of  or  other  action  by  Borrower,  to  sell,  assign,  securitize  or  grant  participations  in  all  or  a portion  of  Lender’s  interest  in  this  Note  to  other  financial  institutions  of  Lender’s  choice  and  on  such terms  as  are  acceptable  to  Lender  in  Lender’s  sole  discretion.  Borrower  shall  not  assign,  exchange  or otherwise  hypothecate  any  Obligations  under  this  Note  or  any  other  rights,  liabilities  or  obligations  of

Borrower  in  connection  with  this  Note,  in  whole  or  in  part,  without  the  prior  written  consent  of  the

Lender,  and  any  attempted  assignment,  exchange  or  hypothecation  without  such  written  consent  shall  be void and be of no effect.

IN WITNESS WHEREOF, the undersigned has executed this Note the day and year first above written.

IGXGLOBAL, CORP.

By:_______________________________________

Name:

Title:

STATE OF

)

) SS.:

COUNTY OF

)

On  the  ___  day  of  __________  in  the  year  ____________,  before  me,  the  undersigned,  a notary  public  in  and  for  said  state,  personally  appeared  _________________________,  personally  known to  me  or  proved  to  me  on  the  basis  of  satisfactory  evidence  to  be  the  individual  whose  name  is  subscribed to  the  within  instrument  and  acknowledged  to  me  that  he/she  executed  the  same  in  his/her  capacity,  and that  by  his/her  signature  on  the  instrument,  the  individual,  or  the  person  upon  behalf  of  which  the individual acted, executed the instrument.

_______________________________________________

Notary Public

06 IGXGLOBAL RevNote Final.docx